PROXY
                         ML-LEE ACQUISITION FUND, L.P.
                      World Financial Center - South Tower
                            New York, New York 10080

      This Proxy is solicited on behalf of the Individual General Partners

The undersigned hereby appoints THOMAS H. LEE and JOSEPH L. BOWER and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all units of limited partnership interest ("Units") of the ML-Lee Acquisition Fund, L.P. (the "Fund") held of record by the undersigned on April 10, 1998 at the Annual Meeting of the Limited Partners of the Fund to be held on June 5, 1998 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned Limited Partner. If this Proxy is signed and returned without specific direction, this Proxy will be voted for Proposals 1, 2, 3, and 4.

(Continued and to be signed on the reverse side)

PROXY FORM

The Board of Directors Recommends a vote FOR the proposals regarding:


        ELECTION OF INDIVIDUAL GENERAL PARTNERS
    (1) NOMINEES: Vernon R. Alden, Joseph L. Bower, Stanley H. Feldberg,
        Thomas H. Lee



                              FOR                       / /                          WITHHOLD              / /
        all nominees listed on the reverse side (except                     Authority to vote for all
        as marked to the contrary to the right)                             nominees on the reverse
                                                                            side


    (2) ELECTION OF MANAGING                                                    FOR         AGAINST
        GENERAL PARTNER NOMINEE: Mezzanine Investments L.P.                     / /           / /





    (3) Proposal to ratify the selection of Price Waterhouse LLP as             FOR         AGAINST      ABSTAIN
        independent accountants of the Fund for its fiscal year ending          / /           / /          / /
        December 31, 1998.














    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
    _______________________________________________________



    (4) Proposal to ratify the amendment to the Management Agreement      FOR        AGAINST     ABSTAIN
    by and among Thomas H. Lee Advisors I, Thomas H. Lee Company and      / /          / /             / /
    the Fund.




    In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment hereof.





    PLEASE CHECK HERE if you plan to attend the Annual Meeting.                        / /








          _____________________           __________  PLEASE MARK ALL      /X/
             ACCOUNT NUMBER                 SHARES    CHOICES LIKE THIS


SIGNATURE ______________________________              DATE ____________


SIGNATURE ______________________________              DATE ____________



                         ML-LEE ACQUISITION FUND, L.P.


                         NOTICE OF 1998 ANNUAL MEETING
                              OF LIMITED PARTNERS
                                  JUNE 5, 1998

To the Limited Partners of

  ML-LEE ACQUISITION FUND, L.P.

  Notice is hereby given that the 1998 Annual Meeting of Limited Partners (the "Meeting") of ML-Lee Acquisition Fund, L.P. (the "Fund") will be held at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, on June 5, 1998, at 10:00 A.M. for the following purposes:

  1. To elect four Individual General Partners to serve for the ensuing year;

  2. To elect one Managing General Partner to serve for the ensuing year;

  3. To consider and act upon the proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1998;

  4. To consider and act upon the proposal to ratify the amendment to the Management Agreement by and among Thomas H. Lee Advisors I, Thomas H. Lee Company and the Fund; and

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Individual General Partners of the Fund have fixed the close of business on April 10, 1998 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the Limited Partners of the Fund entitled to vote at the Meeting will be available and open to the examination of any Limited Partner of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 10, 1998, at the office of the Fund, World Financial Center, South Tower, New York, New York 10080.

  You are cordially invited to attend the Meeting. All Limited Partners, even those planning to attend the Meeting, are urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Since mail delays may occur, it is important that the proxy be returned well in advance of the meeting. If you decide to attend the Meeting and wish to vote personally, you may revoke your proxy at any time before it is exercised. The enclosed proxy is being solicited by the Individual General Partners of the Fund.



                        By Order of the Individual
                             General Partners






                               THOMAS H. LEE
                        Individual General Partner




Boston, Massachusetts
Dated: April 28, 1998


                LIMITED PARTNERS ARE URGED TO VOTE, SIGN AND DATE
                THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE
                 ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
                           MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                         ML-LEE ACQUISITION FUND, L.P.


                             WORLD FINANCIAL CENTER
                                  SOUTH TOWER
                            NEW YORK, NEW YORK 10080

                    1998 ANNUAL MEETING OF LIMITED PARTNERS
                                  JUNE 5, 1998

                                  INTRODUCTION

  ML-Lee Acquisition Fund, L.P. (the "Fund") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Fund, a business development company under the Investment Company Act of 1940, commenced operations on October 19, 1987, following the initial closing of its public offering. As of April 10, 1998, the Fund had outstanding 487,489 units of limited partnership interest (the "Units"). The Fund is managed by five General Partners, consisting of four Individual General Partners and the Managing General Partner, described below. In accordance with the terms of its Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement"), the Fund is required to hold annual meetings of the Limited Partners of the Fund to approve certain Fund matters, including the election of Individual General Partners, the election of the Managing General Partner and the ratification of the selection of the independent public accountants for the Fund.

  This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 1998 Annual Meeting of Limited Partners of the Fund (the "Meeting"), to be held at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, on June 5, 1998, at 10:00 A.M. The enclosed proxy is being solicited on behalf of the Individual General Partners of the Fund. The approximate mailing date of this Proxy Statement is April 28, 1998.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of four Individual General Partners, for the election of one Managing General Partner and for the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Fund at its principal office.

  The Fund has retained Automatic Data Processing Investor Communications Services to tabulate the votes in connection with the matters to be acted upon at the
                                       1

Meeting. Abstentions and broker "no votes" will be counted as present in determining whether the Meeting's quorum requirement is satisfied. When any matter to be acted upon at the Meeting requires a favorable vote by the Limited Partners entitled to vote at the Meeting who hold at least a majority of the Units outstanding, abstentions and broker "no votes" will be considered a vote "Against" the matter; otherwise, abstentions and broker "no votes" will have no effect on the outcome, that is, they will not be considered.

  The Individual General Partners have fixed the close of business on April 10, 1998 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each interest held in the Fund represented by a $1,000 capital contribution to the Fund (a "Unit").

  The following table sets forth as of April 10, 1998 the only persons known to the management of the Fund who may be deemed to be beneficial owners of more than five percent of the outstanding Units of limited partnership interest of the Fund.


                                                                       PERCENT OF UNITS
                                                                          OF THE FUND
                                                        AMOUNT OF        BENEFICIALLY
                 NAME AND ADDRESS                      BENEFICIAL          OWNED AT
               OF BENEFICIAL OWNER                      OWNERSHIP       APRIL 10, 1998



Yale University                                         31,537(1)            6.47%
Investment Office
230 Prospect Street
New Haven, CT 06511

Farallon Capital Partners, L.P.                         23,977(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Tinicum Partners, L.P.                                  6,510(2)             6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Thomas F. Steyer                                        30,487(2)            6.25%
Farallon Capital Management, LLC One Maritime
Plaza, Suite 1325
San Francisco, CA 94111

Fleur E. Fairman                                        30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

David I. Cohen                                          30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1325
San Francisco, CA 94111




                                                                       PERCENT OF UNITS
                                                                          OF THE FUND
                                                        AMOUNT OF        BENEFICIALLY
                 NAME AND ADDRESS                      BENEFICIAL          OWNED AT
               OF BENEFICIAL OWNER                      OWNERSHIP       APRIL 10, 1998


Enrique Boilini                                         30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Andrew B. Freinder                                      30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Stephen L. Millham                                      30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Joseph F. Downes                                        30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Jason M. Fish                                           30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

William F. Mellin                                       30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111

Meridee A. Moore                                        30,487(2)            6.25%
Farallon Capital Management, LLC
One Maritime Plaza, Suite 1250
San Francisco, CA 94111


 --------
(1) Based upon a statement on Schedule 13G dated February 8, 1995.

(2) By reason of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Farallon Partners, L.L.C., a Delaware limited liability company ("FPLLC"), the general partner of Farallon Capital Partners, L.P., a California limited partnership ("FCP"), and Tinicum Partners, L.P., a New York limited partnership ("Tinicum"), may be deemed to be the beneficial owner of 30,487 Units of limited partnership interest constituting approximately 6.25% of the Units of limited partnership interest, as a result of the direct ownership by FCP of 23,977 of such Units and as a result of the direct ownership by Tinicum of 6,510 of such Units. In addition, by reason of Rule 13d-3 under the Exchange Act, each of the managing members of FPLLC, Thomas F. Steyer, Fleur E. Fairman, David I. Cohen, Joseph F. Downes, Jason M. Fish, William F. Mellin, Meridee A. Moore, Enrique Boilini, Andrew B. Freinder, and Stephen L. Millham, may be deemed to own beneficially the Units of limited partnership interest owned by FCP and Tinicum.
                                       3

  The Individual General Partners of the Fund know of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The term of the Fund will expire June 15, 1998, subject to the right of the Individual General Partners to extend the term for up to one additional two-year period and one additional one-year period if such extension is in the best interest of the Fund. Following expiration of the term, the Fund will have five additional years to liquidate its remaining investments. At the meeting held on February 12, 1998, the Individual General Partners indicated that it was likely they would elect to extend the term of the Fund for an additional two-year period. At that meeting, the Individual General Partners expressed their intention to vote on the matter at their meeting scheduled for June 5, 1998.

  On April 15, 1998, Playtex Products Inc., a Portfolio Company of the Fund, filed a registration statement pursuant to which the Fund intends to sell all of its remaining interest in the Company (as further discussed on page 22 hereof). The Fund owns 1,406,204 shares of Playtex Products, Inc. Common Stock, which as of April 10, 1998, represented approximately 76% of the Fund's net asset value. If the Playtex Products, Inc. transaction is consummated prior to June 15, 1998, and/or the Individual General Partners are otherwise satisfied with the arrangements for disposition of the Fund's remaining assets, the Individual General Partners may elect not to extend the term of the Fund.

  Between the date hereof and the expiration date of the term of the Fund, the Investment Adviser will continue to manage the Fund's remaining investments with a view towards maximizing value, whenever possible. In the event that the term of the Fund is not extended because the Playtex Products, Inc. transaction has been consummated and the Individual General Partners are otherwise satisfied as to the arrangements for disposition of the Fund's remaining assets, the Management Agreement will not be amended as discussed on page 17 hereof and will expire according to its original terms.

                          ELECTION OF GENERAL PARTNERS

  The five General Partners of the Fund, who are elected annually by the Limited Partners, are responsible for the management and administration of the Fund. The General Partners consist of four Individual General Partners and the Managing General Partner. As required by the Investment Company Act of 1940, a majority of the General Partners must be individuals who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. In 1987, the Securities and Exchange Commission issued an order declaring that three Individual General Partners of the Fund (the "Independent General Partners"), excluding Thomas H. Lee, are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 solely by reason of their being general partners of the Fund. Mr. Lee and the Managing General Partner are considered interested persons, as described below.
                                       4

  The Individual General Partners provide overall guidance and supervision with respect to the operations of the Fund and perform the various duties imposed on the directors of business development companies by the Investment Company Act of 1940. The Individual General Partners supervise the Managing General Partner and must verify that all transactions made in accordance with the Fund's Guidelines for investments fully comply with the Guidelines and specifically approve each Qualified Investment that is a non-Guideline investment or a Bridge Investment. The Fund's investment and reinvestment period expired in 1992 and the only investments now permitted are Follow-On Investments in existing Portfolio Companies. In addition, if a Portfolio Company is in default under a material provision of a lending agreement or has a ratio of operating income to current fixed charges that is less than or equal to 1.1 to 1, the Individual General Partners are required to approve any changes in the terms of or dispositions of the Fund's investment in such Portfolio Company.

  The Managing General Partner is responsible for purchasing investments for the Fund which have been determined by the Independent General Partners to meet the Fund's investment Guidelines or approved by them notwithstanding the failure to meet all the Guidelines, for recommending the approval of non-Guideline and Bridge Investments and modifications of the terms of or dispositions of Fund investments in a troubled company, for investing and managing Temporary Investments, for the admission of assignee Limited Partners to the Fund and, subject to the supervision of the Individual General Partners, for supervising the Investment Adviser.

INDIVIDUAL GENERAL PARTNERS


  At the Meeting, four Individual General Partners will be elected to serve until the next Annual Meeting of Limited Partners and until their successors are elected and qualified. In the election of Individual General Partners, the four candidates receiving the highest number of votes cast shall be so elected. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Each nominee listed below has consented to continue to serve as an Individual General Partner. The Individual General Partners of the Fund know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Individual General Partners may recommend.
                                       5

  Certain information concerning the nominees, as of April 10, 1998, is set forth below.

                                       UNITS OF
                        INDIVIDUAL     THE FUND            PRINCIPAL OCCUPATION
                         GENERAL     BENEFICIALLY            DURING THE PAST
 NAME AND ADDRESS        PARTNER      OWNED AS OF             FIVE YEARS AND
    OF NOMINEES     AGE   SINCE    APRIL 10, 1998(1)          DIRECTORSHIPS


Vernon R. Alden(2)  75     1987          -50-        Individual General Partner of
20 Park Plaza                                        the Fund, ML-Lee Acquisition
Suite 1010                                           Fund II, L.P. ("Fund II") and
Boston, MA 02116                                     ML-Lee Acquisition Fund
                                                     (Retirement Accounts) II, L.P.
                                                     (the "Retirement Fund"; and
                                                     together with Fund II, the "New
                                                     Funds"; and together with the
                                                     Fund and Fund II the "Funds").
                                                     Director of Digital Equipment
                                                     Corporation, Intermet
                                                     Corporation and Sonesta
                                                     International Hotels
                                                     Corporation. Chairman of the
                                                     Japan Society of Boston, Trustee
                                                     Emeritus of the Boston Symphony
                                                     Orchestra and the Boston Museum
                                                     of Science and Honorary Consul
                                                     General of the Royal Kingdom of
                                                     Thailand.



Joseph L. Bower(2)  59     1987          -25-        Individual General Partner of
Harvard University                                   the Funds. Donald Kirk David
Graduate School of                                   Professor of Business
Cambridge, MA 02163                                  Administration. Harvard
                                                     University Graduate School of
                                                     Business Administration. Faculty
                                                     member since 1963. Director of
                                                     Anika Research, Inc., Brown
                                                     Group, Inc., New America High
                                                     Income Fund, Sonesta
                                                     International Hotels Corporation
                                                     and The Lincoln Foundation.
                                                     Trustee of the DeCordova & Dana
                                                     Museum and Park and
                                                     Vice-Chairman of the New England
                                                     Conservatory of Music.







                                          UNITS OF
                           INDIVIDUAL     THE FUND           PRINCIPAL OCCUPATION
                            GENERAL     BENEFICIALLY            DURING THE PAST
   NAME AND ADDRESS         PARTNER      OWNED AS OF            FIVE YEARS AND
     OF NOMINEES       AGE   SINCE    APRIL 10, 1998(1)          DIRECTORSHIPS

Stanley H. Feldberg(2) 73     1987          -25-        Individual General Partner of
One Sanderling Court                                    the Funds. Trustee Emeritus of
Hilton Head, SC 29926                                   Brandeis University.

Thomas H. Lee(3)       54     1987          -20-        Individual General Partner of
75 State Street                                         the Funds. Chairman of the
Boston, MA 02109                                        Investment Adviser of the Fund
                                                        since 1987; Chairman of the
                                                        Administrative General Partner
                                                        of the Investment Adviser to
                                                        the New Funds since 1989;
                                                        Chairman of the Administrative
                                                        General Partner of Thomas H.
                                                        Lee Equity Partners L.P. since
                                                        1989. Chairman of the
                                                        Administrative General Partner
                                                        of Thomas H. Lee Equity Fund
                                                        III, L.P. since 1996. General
                                                        Director of the General Partner
                                                        of Thomas H. Lee Equity Fund
                                                        IV, LP since 1997. Founder of
                                                        the Thomas H. Lee Company (the
                                                        "Lee Company") and its
                                                        President since 1974. Director
                                                        of Autotote Corporation, Finlay
                                                        Enterprises Inc., First
                                                        Security Services Corporation,
                                                        Livent, Inc., Miller Import
                                                        Corporation, Playtex Products,
                                                        Inc., Sondik Supply Corporation
                                                        and Vail Resorts, Inc.




General Partners and                      -185-(4)
Officers as a Group
(10 persons)



 --------
(1) In each case, represents less than 1% of Units outstanding.

(2) Member of Audit Committee of the Individual General Partners.

(3) Mr. Lee is the Chairman, a Trustee and a majority shareholder of the Investment Adviser; therefore, he is deemed to be an interested person, as defined in the Investment Company Act of 1940, of the Fund.

(4) Does not include Capital Contributions made by the Managing General Partner, which are described in "Managing General Partner".
                                       7

COMMITTEE AND INDIVIDUAL GENERAL PARTNERS' MEETINGS


  The Individual General Partners have a standing Audit Committee which consists of the Independent General Partners. The purposes of the Audit Committee are (i) to recommend to the Independent General Partners the firm of independent public accountants that conducts the Fund's annual audit and (ii) to review the scope of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Audit Committee held two meetings in 1997. The Individual General Partners do not have a nominating or compensation committee.

  During the fiscal year ended December 31, 1997, the Individual General Partners held eight meetings. Each Individual General Partner nominated for election attended at least 75% of (i) the meetings of the Individual General Partners and (ii) if a member of the Audit Committee, the meetings of the Audit Committee held during such fiscal year except for Mr. Lee, who did attend at least 75% of the meetings of the Individual General Partners at which he was entitled to vote on the action taken.

  Compensation. The Fund paid each Independent General Partner an annual fee of $40,000 in quarterly installments plus $1,000 per meeting of the Individual General Partners attended, together with all actual out-of-pocket expenses relating to attendance at meetings. The Independent General Partners receive $1,000 for each committee meeting attended unless such committee meeting is held on the same day as a meeting of the Individual General Partners. In such case, the Independent General Partners receive $500 for each committee meeting attended. The aggregate fees and expenses incurred by the Fund to the Independent General Partners totaled $142,080 for the fiscal year ended December 31, 1997. Thomas H. Lee, as an interested Individual General Partner, does not receive any additional compensation therefor.

  Set forth below is a chart showing the aggregate fees and expenses paid by the Fund to each of the Individual General Partners during the fiscal year ended December 31, 1997, as well as the aggregate fees and expenses paid to each Individual General Partner by the Fund, Fund II and the Retirement Fund (collectively, the "Fund Complex") for their services as Individual General Partners to the Funds during the fiscal year ended December 31, 1997:



                                            Pension or        Total Compensation
                                            Retirement           from Fund and
                         Aggregate       Benefits Accrued        Fund Complex
                        Compensation     as Part of Fund      Paid to Individual
       Name              From Fund           Expenses          General Partners
 -------------------     ------------     ----------------     ------------------


Vernon R. Alden           $46,000              $ 0                  $93,000


Joseph L. Bower            46,000               0                   93,000


Stanley H. Feldberg        46,000               0                   93,000


Thomas H. Lee                0                  0                      0



MANAGING GENERAL PARTNER


  At the Meeting, a Managing General Partner will be elected to serve until the next Annual Meeting of Limited Partners and until its successor is elected and qualified. In the election of Managing General Partner, the one candidate receiving the highest number of votes cast shall be so elected. The Managing General Partner will receive reimbursement of certain expenses and the distributions and allocations described below. The Fund considers its relationship with the Managing General Partner to be an investment advisory relationship. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the Managing General Partner discussed below, which will receive the compensation, distributions and allocations described below. The nominee discussed below has consented to continue to serve as Managing General Partner.

  Information Concerning the Managing General Partner. Mezzanine Investments, L.P. (the "Managing General Partner") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Managing General Partner maintains its principal office at World Financial Center, South Tower, New York, New York 10080. The Managing General Partner has acted as the managing general partner of the Fund since the Fund commenced operations on October 19, 1987. The Managing General Partner is engaged in no other activities at the date of this proxy statement.

  The sole general partner of the Managing General Partner is ML Mezzanine Inc. ("ML Mezzanine"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML"). ML Mezzanine maintains its principal office at World Financial Center, South Tower, New York, New York 10080 and ML maintains its principal office at World Financial Center, North Tower, New York, New York 10281. ML Fund Administrators Inc. (the "Fund Administrator"), a Delaware corporation and an indirect wholly-owned subsidiary of ML, provides administrative services for the Fund pursuant to an Administrative Services Agreement between the Fund and the Fund Administrator, dated June 30, 1989 (the "Administrative Services Agreement"). Information concerning the Fund Administrator is set forth below under "Information Concerning the Fund Administrator." The sole limited partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"). Information concerning the Investment Adviser is set forth below under "The Management Agreement." The Managing General Partner's unaudited balance sheet at December 31, 1997 is appended to this proxy statement as Exhibit A.

  The Partnership Agreement obligates the Managing General Partner to contribute cash to the capital of the Fund so that the Managing General Partner's Capital Contribution at all times will be equal to one percent (1%) of the aggregate Capital Contributions of all Partners of the Fund. The Managing General Partner has contributed $4,924,136 to the capital of the Fund.

  The following table sets forth information concerning the directors and executive officers of ML Mezzanine Inc. Unless otherwise noted, the address of each such person is World Financial Center, South Tower, New York, New York 10080.
                                       9


                                   OFFICER           PRINCIPAL OCCUPATION
                                      OR               DURING THE PAST
                                   DIRECTOR             FIVE YEARS AND
       NAME         AGE   TITLE     SINCE*              DIRECTORSHIPS

Kevin K. Albert (1) 45  Chairman,    1990   Vice President and a Managing Director
World Financial         President,   1987   of the Investment Banking Group ("ML
Center                   Director           Investment Banking") of Merrill Lynch,
North Tower                                 Pierce, Fenner & Smith Incorporated
New York, NY 10281                          ("Merrill Lynch"). Mr. Albert is the
                                            manager of the Equity Private
                                            Placement Group of ML Investment
                                            Banking and is involved in
                                            structuring, marketing and closing a
                                            diversified array of private equity
                                            financings including common stock,
                                            preferred stock, limited partnership
                                            interests and other equity-related
                                            securities. Mr. Albert is also a
                                            director of ML Media Management Inc.
                                            ("ML Media"), an affiliate of the
                                            Managing General Partner and a joint
                                            venturer of Media Management Partners,
                                            the general partner of ML Media
                                            Partners, L.P.; a director of ML Film
                                            Entertainment Inc. ("ML Film"), an
                                            affiliate of the Managing General
                                            Partner and the managing general
                                            partner of the general partner of ML
                                            Delphi Premier Partners, L.P.; a
                                            director of ML Opportunity Management
                                            Inc. ("ML Opportunity"), an affiliate
                                            of the Managing General Partner and a
                                            joint venturer in Media Opportunity
                                            Management Partners, the general
                                            partner of ML Media Opportunity
                                            Partners, L.P.; a director of ML
                                            Mezzanine II Inc. ("ML Mezzanine II"),
                                            an affiliate of the Managing General
                                            Partner and the sole general partner
                                            of the managing general partner of the
                                            New Funds; a director of Merrill Lynch
                                            Venture Capital Inc. ("ML Venture"),
                                            an affiliate of the Managing General
                                            Partner and the general partner of the
                                            managing general partner of ML Venture
                                            Partners II, L.P. ("Venture II"), and
                                            ML Oklahoma Venture Partners Limited











                                      OFFICER          PRINCIPAL OCCUPATION
                                        OR                DURING THE PAST
                                     DIRECTOR             FIVE YEARS AND
        NAME         AGE    TITLE     SINCE*               DIRECTORSHIPS

                                               Partnership ("Oklahoma"); a director
                                               of Merrill Lynch R&D Management Inc.
                                               ("ML R&D"), an affiliate of the
                                               Managing General Partner and the
                                               general partner of the general
                                               partner of ML Technology Ventures,
                                               L.P.; Mr. Albert also serves as an
                                               independent general partner of
                                               Venture II. Mr. Albert joined Merrill
                                               Lynch in 1981.


Robert F. Aufenanger 44   Executive    1993    Vice President of Merrill Lynch & Co.
                            Vice               Corporate Credit and a Director of
                         President,            the Partnership Department. Mr.
                          Director             Aufenanger is responsible for the
                                               ongoing management of the operations
                                               of the equipment and project- related
                                               limited partnerships for which
                                               subsidiaries of ML Leasing Equipment
                                               Corp., an affiliate of the Managing
                                               General Partner, are general
                                               partners. Mr. Aufenanger serves as a
                                               director of ML Media, ML Film, ML
                                               Opportunity, MLH Real Estate II,
                                               Inc., ML Mezzanine II Inc., ML
                                               Venture and ML R&D, MLH Property
                                               Managers Inc., MLHRE Inc., MLH Real
                                               Estate Inc., and MLH Real Estate
                                               Assignor Inc. Mr. Aufenanger joined
                                               Merrill Lynch in 1980.







                                     OFFICER         PRINCIPAL OCCUPATION
                                       OR               DURING THE PAST
                                    DIRECTOR            FIVE YEARS AND
       NAME         AGE    TITLE     SINCE*              DIRECTORSHIPS

                                              Director of ML Investment Banking.
James V. Caruso     46   Executive    1993    Since June 1992, Mr. Caruso has
                           Vice               served as Manager of Merrill
                        President,            Lynch's Partnership Analysis and
                         Director             Finance Group (the "Partnership
                                              Department"), which is responsible
                                              for accounting and the ongoing
                                              administration and operations of
                                              more than 150 investment limited
                                              partnerships as well as the Merrill
                                              Lynch affiliated entities that
                                              manage or administer such
                                              partnerships. Mr. Caruso serves as
                                              a director of ML Mezzanine II
                                              KECALP Inc., ML Film Entertainment
                                              International Inc., ML Leasing
                                              Management, Inc., ML Fund
                                              Administrators Inc. ("ML Fund
                                              Administrators"), ML Employees LBO
                                              Managers, Inc., ML IBK Positions,
                                              Inc., ML Real Estate II Inc., MLH
                                              Property Managers Inc. and ML RE II
                                              Inc. Mr. Caruso joined Merrill
                                              Lynch in 1975.


Rosalie Y. Goldberg 60     Vice       1987    First Vice President and Senior
                        President,            Director of Merrill Lynch Private
                         Director             Client Group. Ms. Goldberg also is
                                              Manager of the Merrill Lynch
                                              Special Investments Group, a vice
                                              president and a director of ML
                                              Mezzanine II, MLH Real Estate Inc.,
                                              MLH Real Estate Assignor Inc.,
                                              MLHRE Inc., ML Real Estate II Inc.
                                              and a vice president and director
                                              of ML Private Equity Inc. Ms.
                                              Goldberg joined Merrill Lynch in
                                              1975.




                                        OFFICER        PRINCIPAL OCCUPATION
                                          OR              DURING THE PAST
                                       DIRECTOR           FIVE YEARS AND
         NAME          AGE    TITLE     SINCE*             DIRECTORSHIPS


Audrey L. Bommer       31     Vice       1994    Vice President of ML Investment
                           President,            Banking. Joined ML Investment
                            Treasurer            Banking in April 1994 and serves
                                                 as Treasurer and chief financial
                                                 officer to the Funds. Ms. Bommer
                                                 manages all financial reporting,
                                                 accounting, ministerial and
                                                 administrative services in the
                                                 Partnership Management
                                                 Department. Ms. Bommer also
                                                 serves as Vice President and
                                                 Treasurer of ML Mezzanine II and
                                                 ML Fund Administrators. From 1989
                                                 to 1993, Ms. Bommer was a Senior
                                                 Auditor with Grant Thornton, LLP.



Roger F. Castoral, Jr. 30     Vice       1995    Assistant Vice-President of ML
                           President,            Investment Banking. Joined ML
                            Assistant            Investment Banking in 1995 and
                            Treasurer            serves as Vice President and
                                                 Assistant Treasurer to the Funds.
                                                 Mr. Castoral is responsible for
                                                 fund accounting and financial
                                                 reporting functions in the
                                                 Partnership Management
                                                 Department. Mr. Castoral also
                                                 serves as Vice President and
                                                 Assistant Treasurer of ML
                                                 Mezzanine II and ML Fund
                                                 Administrators. From 1993 to
                                                 1995, Mr. Castoral was an
                                                 Assistant Controller with
                                                 Midlantic Corporation. From 1991
                                                 to 1993, Mr. Castoral was a
                                                 senior auditor with Midlantic
                                                 Corporation. Prior to joining
                                                 Midlantic, Mr. Castoral was a
                                                 staff accountant at KPMG Peat
                                                 Marwick.


 --------
(1)As of April 10, 1998, Mr. Albert beneficially owned 25 Units, which represents less than 1% of Units outstanding.

*Officers of ML Mezzanine serve at the pleasure of its Board of Directors.
                                       13

  Distributions. The Fund made cash distributions to the Managing General Partner of $520,156 during the Fund's fiscal year ended December 31, 1997, all of which related to the MGP's Capital Contribution. There were no MGP Distributions, as defined below, by the Fund with respect to the Fund's fiscal year ended December 31, 1997. All distributions to Partners are made according to the following formula:

   1. Current Returns. All cash dividends, interest and other income received by the Fund in excess of the Fund's expenses and reserves for expenses and Follow-On investments are distributed to the Limited Partners and to the Managing General Partner quarterly, within 45 days after the end of each calendar quarter, as follows:

     a. From Mezzanine Investments,

     first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative distributions from Mezzanine Investments, an amount equal to an aggregate return (cumulative but not compounded) of 10% per annum on the average daily amount of Gross Capital Contributions represented by Mezzanine Investments (the "Priority Return"), and any outstanding unpaid Compensatory Payment balance (defined below), second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount (defined below),

     third, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an incentive distribution, an "MGP Distribution") until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made (other than as a return of capital), an amount equal to 21% of all such distributions, and fourth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

     b. From all Other Sources,

     99% to the Limited Partners and 1% to the Managing General Partner.

   2. Capital Transactions. The net proceeds from the disposition of Qualified Investments and Temporary Investments, including distributions of returns of capital from investments, and proceeds of any refinancing ("Capital Transactions"), that are not applied against outstanding debts of the Fund or reserved for following investments or Fund expenses, will be distributed as soon as practicable after such Capital Transaction as follows:

     a. From Mezzanine Investments,

     first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative
                                       14
    distributions from Mezzanine Investments, an amount equal to the Priority Return and any outstanding unpaid Compensatory Payment balance,

     second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount,

     third, 99% to the Limited Partners and 1% to the Managing General Partner until the Limited Partners, as a class, have received an amount equal to the amount of their Net Capital Contributions represented by Mezzanine Investments then or theretofore liquidated together with the Priority Return and any outstanding Compensatory Payment, fourth, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an MGP Distribution), until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made, 21% of all distributions, and fifth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

     b. From all Other Sources,

     99% to the Limited Partners and 1% to the Managing General Partner.

  For purposes of the distributions described above, Gross Capital Contributions represented by Mezzanine Investments is the proportionate amount of the Fund's equity that is invested in Mezzanine Investments (the "Net Capital Contributions represented by Mezzanine Investments"), grossed up for the related selling commissions (assuming no discounts), marketing and sales expenses and organization and offering expenses of the Fund.

  Compensatory Payment means an amount equal to the aggregate of: (i) the cumulative amount by which the Distributable Capital Proceeds related to the Sales of Qualified Investments are less than the Fund's cost of such Qualified Investments, but only to the extent of the excess of cumulative MGP Distributions then or theretofore made over the cumulative amounts of payments then or theretofore made as Compensatory Payments pursuant to the distribution process summarized above and (ii) the cumulative amount of MGP Distributions with respect to those portions of Bridge Investments which were expected to become Mezzanine Investments at liquidation within nine months, but which did not actually become Mezzanine Investments within nine months, or with the approval of the Individual General Partners twelve months.

  In addition, to the extent that making any MGP Distribution from sales would result in the Managing General Partner receiving cumulative MGP Distributions from dispositions of Qualified Investments in excess of 20% of the cumulative capital gains realized by the Fund (net of realized capital losses and unrealized net capital depreciation), such distribution will instead be deferred (the "Deferred Distribution Amount").
                                       15

  Allocations of Profits and Losses. Profits and Losses for tax and accounting purposes are determined and allocated as of, and within sixty days after, the end of each calendar year. Profits and Losses are allocated consistently with, and generally in the same proportions as, cash distributions (other than as to distributions of capital). All unrealized gains and losses at the termination of the Fund will be deemed realized at that time. Unrealized gains and losses attributable to any securities distributed in kind to Partners will be deemed realized upon such distribution.

  Removal of the Managing General Partner. The Managing General Partner may be removed from the Fund either (i) by a majority of the Independent General Partners of the Fund, (ii) by failure to be reelected by the Limited Partners or
(iii) with the consent of a majority in interest of the Limited Partners.

  Information Concerning the Fund Administrator. Pursuant to the Administrative Services Agreement, the Fund Administrator is responsible for the day-to-day administrative affairs of the Fund and for the management of the accounts of Limited Partners. The Fund Administrator also provides the Fund, at the Fund Administrator's expense (except as provided below), with office space, facilities, equipment and personnel necessary to carry out its obligations under such agreement and such other services as the Fund Administrator, subject to supervision by the Individual General Partners, from time to time determines to be necessary and appropriate.

  The Fund Administration Fee. As of October 19, 1995, the Fund pays the Fund Administrator a quarterly fee payable in advance (the "Fund Administration Fee") at the annual rate of $300,000 plus all actual out-of-pocket expenses incurred on behalf of the Fund (other than extraordinary legal and related expenses and certain expenses of insurance and bonding which have been and will continue to be borne by the Fund), but in no event exceeding in aggregate the annual amount of $2.0 million. The officers and directors of the Fund Administrator do not receive any compensation for their services from the Fund. The Fund Administration Fees and expenses paid by the Fund to the Fund Administrator for the fiscal year ended December 31, 1997 totaled $300,000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Individual General Partners and persons owning more than 10% of the outstanding Units of the Fund to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, General Partners and greater than 10% holders of Units are required by SEC regulation to furnish the Fund, through its Managing General Partner, with copies of all
Section 16(a) Forms they file.

  Based solely on copies of such Forms furnished as provided above, or written representations that no Forms 5 were required, the Fund believes that during 1997 through the date hereof all Section 16(a) filing requirements applicable to its officers, General Partners and owners of greater than 10% of its Units were complied with.
                                       16

                      SELECTION OF INDEPENDENT ACCOUNTANTS

  At their meeting held in person on December 2, 1997, the Independent General Partners of the Fund unanimously selected the firm of Price Waterhouse LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending December 31, 1998. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the Limited Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from Limited Partners and to make a statement if they so desire.

                            THE MANAGEMENT AGREEMENT

  Thomas H. Lee Advisors I, the Investment Adviser, pursuant to an investment management agreement among the predecessor to the Investment Adviser, the Lee Company and the Fund, dated September 14, 1987, as amended March 18, 1988 and as assumed by the Investment Adviser December 29, 1988 (the "Management Agreement"), is responsible for the identification of all Qualified Investments made by the Funds and performs the managerial functions usually carried out by an investment adviser to a business development company. The Investment Adviser and its predecessor entity, Thomas H. Lee Advisors, Inc., have served as the investment adviser for the Fund since the Fund commenced operations on October 19, 1987, and the Limited Partners ratified and approved the Management Agreement at their first two annual meetings held on May 12, 1988 and May 5, 1989.

  Amendment To Management Agreement. The Fund's investment and reinvestment periods have expired and the Fund is currently being managed with a view towards realizing value, including gains when possible, from the Fund's remaining investments. The term of the Fund will expire on June 15, 1998 unless extended in accordance with the terms of the Partnership Agreement. The Investment Adviser has discussed with the Managing General Partner and with the Independent General Partners the need for continued investment service during the liquidation of the Fund's investments and during any extension period currently being considered, and the level of appropriate management fee during any such extension. Following those discussions, the Investment Adviser and the Fund have agreed to amend the Management Agreement, reducing the management fee payable thereunder commencing July 1, 1998 to $250,000 per annum, payable quarterly in advance, plus all actual out-of-pocket expenses incurred by the Investment Adviser in connection with the Fund (other than compensation of employees of the Investment Adviser). Such out-of-pocket expenses would be for any third-party fees for consultation with counsel, accountants or other experts in connection with the Investment Adviser's duties to the Fund. All other terms of the Management Agreement will remain the same as discussed below under "Terms of the Management Agreement." The Independent General Partners of the Fund have approved this amendment to the Management Agreement and recommend its
                                       17
ratification and approval by the Limited Partners. If this amendment is ratified and approved, it will be effective July 1, 1998.

  Unless earlier terminated, the Management Agreement will continue from year to year if approved by a majority of the Independent General Partners. The Management Agreement is not assignable (within the meaning of the Investment Company Act of 1940) and may be terminated without penalty on 60 days' written notice at the option of the Fund or the Investment Adviser or by vote of the Limited Partners. In the event that the term of the Fund is not extended because the Playtex Products, Inc. transaction has been consummated and the Individual General Partners are otherwise satisfied as to the arrangements for disposition of the Fund's remaining assets, the Management Agreement will not be amended and will expire according to its original terms.

  Information Concerning the Investment Adviser. The Investment Adviser is a Massachusetts business trust with transferable shares, the majority of whose shares are owned by Thomas H. Lee. The Investment Adviser maintains its principal office at the offices of the Thomas H. Lee Company at 75 State Street, Boston, Massachusetts 02109. The Investment Advisor's unaudited balance sheet at December 31, 1997 is appended to this proxy statement as Exhibit B.

  The following table sets forth information concerning the Trustees and officers of the Investment Adviser. Information concerning Thomas H. Lee, the Chairman and a Trustee of the Investment Adviser, is set forth under "Election of General Partners -- Individual General Partners." Unless otherwise noted, the address of each such person is 75 State Street, Boston, Massachusetts 02109.
                                       18


                                        OFFICER OR       PRINCIPAL OCCUPATION
                                          TRUSTEE             DURING PAST
                                        (DIRECTOR)          FIVE YEARS AND
       NAME        AGE      TITLE         SINCE*             DIRECTORSHIPS


David V. Harkins   57     President,       1998     Managing Director of the Lee
                           Trustee                  Company since 1986. Senior Vice
                                                    President and Trustee of T.H.
                                                    Lee Mezzanine II. Chairman of
                                                    National Dentex Corporation
                                                    since 1983. Director of Stanley
                                                    Furniture Company, Inc. and
                                                    National Dentex Corporation.



Thomas R. Shepherd 68     Executive        1987     Managing Director of the Lee
                        Vice President              Company since 1986. Executive
                                                    Vice President of T.H. Lee
                                                    Mezzanine II. The
                                                    Administrative General Partner
                                                    of the Investment Adviser to
                                                    the New Funds ("T.H. Lee
                                                    Mezzanine II"). Director of
                                                    General Nutrition Companies,
                                                    Inc., and Rayovac Corporation.


C. Hunter Boll     42  Vice President,     1987     Managing Director of the Lee
                           Trustee         1998     Company since 1991; Vice
                                                    President of the Lee Company
                                                    from 1986 to 1991. Vice
                                                    President and Trustee of T.H.
                                                    Lee Mezzanine II.

Scott A. Schoen    39   Vice President     1987     Managing Director of the Lee
                                                    Company since 1991; Vice
                                                    President of the Lee Company
                                                    from 1986 to 1990. Vice
                                                    President of T.H. Lee Mezzanine
                                                    II. Director of Rayovac
                                                    Corporation, Syratech
                                                    Corporation and Transwestern
                                                    Publishing Company.


Wendy L. Masler    44  Treasurer, Clerk    1987     Senior Vice President and
                                                    Treasurer of the Lee Company
                                                    since 1984. Treasurer and Clerk
                                                    of T.H. Lee Mezzanine II.



*Officers of the Investment Adviser serve at the pleasure of its Board of Directors. Dates include service with the Investment Adviser's predecessor entity.

  As of April 10, 1998, John W. Childs resigned as the President and Trustee of the Investment Adviser to the Fund. In addition, Mr. Childs transferred his Shares in the Investment Adviser to a limited liability company of which he is the sole member. At such time, David V. Harkins, formerly the Investment Adviser's Senior Vice President, was appointment as President. Mr. Harkins will remain a Trustee of the Investment Adviser. In addition, C. Hunter Boll, a Vice President of the Investment Adviser, was appointed as a trustee. At the same time, Mr. Childs also resigned his position of President of The Investment Adviser to the New Funds.

TERMS OF THE MANAGEMENT AGREEMENT


  The Management Agreement requires the Investment Adviser to perform, subject to the supervision of the General Partners, managerial and investment advisory services necessary for the operation of the Fund in carrying out its investment objective and policies, including providing managerial assistance to Managed Companies of the Fund and other services related to Mezzanine and Bridge Investments. Management services consist of providing the Fund with office space and equipment and dealing with service agents, accountants, attorneys, brokers and others.

  The Investment Adviser is responsible for locating, structuring, acquiring, monitoring and disposing of Qualified Investments for the Fund and structuring the Fund's financing. The Fund will make only the Qualified Investments recommended to it by the Investment Adviser, and the Investment Adviser (subject to the supervision of the General Partners) has the exclusive power and authority to make, monitor, manage and control the Fund's Qualified Investments. The Investment Adviser will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's Qualified Investments will be exercised.

  Management Fee. Prior to the effectiveness of the amendment described on page 17, the Management Agreement would provide that the Fund pay the Investment Adviser a quarterly fee, payable in advance, at an annual rate, subject to reduction by a portion of any deductible fees, equal to $1.2 million. Deductible fees consist of (i) as to break-up fees paid to the Investment Adviser or any affiliate thereof relating to a company in which a Qualified Investment is structured but not consummated, the amount of such fee (net of expenses), which is proportionate to the percentage (and if not ascertainable then 35%) of common equity the Fund had or would have had in such company (the "equity percentage") and (ii) as to any investment banking fee paid the Investment Adviser or an affiliate thereof by persons unaffiliated with the Investment Adviser or the Fund, the amount of such fee in excess of one percent of the funding on which it was paid, which is proportionate to the equity percentage. Upon effectiveness of such amendment to the Management Agreement, the fee to the Investment Advisor would be $250,000 per annum plus all actual out-of-pocket expenses (as defined on page 17) incurred
                                       20
by the Investment Adviser in connection with the Fund, commencing July 1, 1998. The Investment Adviser may retain without reduction in its fees the amount of any investment banking fees to the extent not in excess of one percent of the funding on which the fee was paid, and the full amount of any management fees paid with respect to Portfolio Companies. See "Certain Transactions."

  In addition, pursuant to the Amended and Restated Agreement of Limited Partnership of the Managing General Partner, as amended, the Investment Adviser receives those MGP Distributions which are related to investments made by the Fund for which the Investment Adviser acted in the capacity of investment adviser to the Fund. See "Election Of General Partners -- Managing General Partner Distributions."

  Payment of Expenses. The Investment Adviser bears the expense of maintaining the staff necessary for performing its obligations under the Management Agreement. Pursuant to the amended Management Agreement, the Fund will reimburse the Investment Adviser for all other out-of-pocket expenses associated with its duties. The Investment Adviser generally recovers its fees and expenses from the Portfolio Companies in completed transactions. However, after an investment has been certified by the Investment Adviser as meeting the Guidelines, or approved by the Independent General Partners and the Managing General Partner, all legal fees and expenses associated with negotiating and structuring the Fund's investment, if not borne by the Portfolio Company or a third party, will be borne by the Fund. Furthermore, in connection with the disposition of a Qualified Investment, all fees, commissions and legal fees and expenses, if not borne by the Portfolio Company or a third party, will be borne by the Fund on a pro rata basis in proportion to its share of the total amount of securities being sold or otherwise disposed of. The Fund's obligation in each case is without regard to whether or not the transaction is consummated; provided, however, any unconsummated sale must have been pursued on the basis of the reasonable business judgment of the Investment Adviser.

  During the Fund's fiscal year ended December 31, 1997, the Investment Advisory Fees paid by the Fund to the Investment Adviser totaled $1,193,717.

                              CERTAIN TRANSACTIONS

  Subject to any policies established by the Individual General Partners, the Investment Adviser is responsible for the management of the Fund's Mezzanine Investments and Bridge Investments and is responsible for conducting the negotiations with respect to the acquisition of such investments on behalf of the Fund.

  Certain of the Mezzanine Investments and Bridge Investments which may be made by the Fund may involve coinvestments with entities affiliated with the Investment Adviser. Such coinvestments are generally prohibited absent exemptive relief from the Securities and Exchange Commission (the "Commission"). As a result of these affiliations and the Fund's expectation of engaging in such coinvestments, the Fund sought an exemptive order from the Commission allowing such coinvestment, which was received on September 23, 1987. An additional
                                       21
exemptive order, allowing coinvestment with the New Funds was received from the Commission on September 1, 1989. The Funds' coinvestments in Managed Companies, and in certain cases their coinvestments in NonManaged Companies, typically involved the entry by the Fund and other equity security holders into stockholders' agreements. While the provisions of such stockholders' agreements vary, such agreements may include provisions as to corporate governance, registration rights, rights of first offer or first refusal, rights to participate in sales of securities to third parties, rights of majority stockholders to compel minority stockholders to participate in sales of securities to third parties, transfer restrictions, and preemptive rights.

  Set forth below is a description of the transactions involving the Fund and affiliates of the Investment Adviser (the "Lee Affiliates"), including coinvestments pursuant to the above exemptive orders, which were consummated, or which were approved but had not yet been consummated, during the period from January 1, 1997 through April 10, 1998. For descriptions of acquisitions and dispositions of securities of Portfolio Companies in which the Fund participated but the Lee Affiliates did not participate, see the Fund's Annual Report for fiscal year 1997.

  Alliance International Group, Inc. As of December 31, 1996, the Fund held 250,800 shares of the Company's common stock, 110,000 shares of the Company's Class A Cumulative Preferred Stock and 5,016 shares of the Company's Cumulative Redeemable Preferred Stock, representing approximately 25.1% of the Company's common stock, 100% of the Company's Class A Cumulative Preferred Stock and 25.1% of the Company's Cumulative Redeemable Preferred Stock. As of December 31, 1996, the Lee Affiliates held an aggregate of 271,700 shares of the Company's common stock and 5,434 shares of the Company's Cumulative Redeemable Preferred Stock, representing approximately 27.2% of the Company's common stock and 27.2% of the Company's Cumulative Redeemable Preferred Stock.

  On October 3, 1997, the Fund and the Lee Affiliates sold all of their holdings of Alliance Common Stock in an unrelated third party for $7.78 per share, generating proceeds of $1.95 million and $2.1 million, respectively. In addition, immediately prior to the consummation of the transaction, Alliance redeemed all of the outstanding shares of Company's Preferred Stock, repaid all of the Company's outstanding indebtedness, including all accrued and unpaid dividends and interest thereon, which resulted in proceeds of $23.1 million and $826,228 to the Fund and the Lee Affiliates, respectively.

  Playtex Products, Inc. As of December 31, 1996 and 1997, the Fund, Fund II, the Retirement Fund and the Lee Affiliates, respectively, held 1,406,204, 343,726, 183,560 and 2,093,211 shares of Playtex Products, Inc. common stock, representing approximately 2.6%, 0.6%, 0.3% and 4.2% of Playtex's outstanding common stock.

  On April 15, 1998 Playtex filed a registration statement covering all shares of the common stock owned by the Fund, Fund II, the Retirement Fund and the Lee Affiliates pursuant to an underwritten public offering. Such offering is expected to
                                       22
be consummated during the second quarter of 1998; however, there can be no assurance that such offering will be consummated or that the selling stockholders, including the Fund, will be able to sell all of their remaining shares of Playtex common stock in such offering.

  Signature Brands USA, Inc. (formerly known as Health o meter Products, Inc.). As of December 31, 1996 and December 31, 1997, the Fund and the Lee Affiliates, respectively, held 1,563,053 and 3,212,747 shares of the common stock of Signature Brands USA, Inc. representing approximately 14.7% and 29.6% of Signature Brands' outstanding Common Stock.

  On February 28, 1998, Signature Brands entered into a definitive merger agreement with Sunbeam Corporation, pursuant to which Sunbeam agreed, among other things, to commence a tender offer for all of the outstanding shares of Signature Brands at a price per share of $8.25. The tender offer commenced on March 6, 1998. The Fund and the Lee Affiliates tendered all of their shares of Signature Brands common stock, receiving proceeds of $12.9 million and $26.5 million, respectively.

  Stanley Furniture Company, Inc. As of December 31, 1996, the Fund, Fund II, the Retirement Fund and the Lee Affiliates, respectively, held 1,560,296, 13,474, 10,795 and 23,584 shares of Stanley Common Stock, representing approximately 34.1%, 0.3%, 0.2% and 0.5% of Stanley's outstanding Common Stock.

  During February 1997, the Fund, Fund II, the Retirement Fund and the Lee Affiliates respectively, sold 31,515, 272, 218, and 480 shares of Stanley Common Stock pursuant to the provisions of Rule 144 under the Securities Act of 1933, as amended, generating proceeds of $756,335, $6,528, $5,232 and $11,520, respectively.

  On June 27, 1997, the Fund, Fund II, the Retirement Fund and the Lee Affiliates, respectively, sold 727,344, 6,281, 5,032 and 10,992 shares of Stanley Common Stock pursuant to the terms of a Stock Purchase Agreement with Stanley for $20 per share, generating proceeds of $14,546,880, $125,620, $100,640 and $219,840, respectively.

  On November 11, 1997, Stanley repurchased a total of 413,201 shares of its Common Stock from the Fund, Fund II, the Retirement Fund and the Lee Affiliates for $25 per share. In connection with such repurchase, the Fund, Fund II, the Retirement Fund and the Lee Affiliates, respectively, sold 400,718, 3,460, 2,772 and 6,056 shares, generating proceeds of $10,017,950, $86,500, $69,300 and
$151,400, respectively.

  In January 1998, the Fund, Fund II, the Retirement Fund and the Lee Affiliates, respectively, sold 400,719, 3,461, 2,773 and 6,056 shares (representing all of their remaining holdings of Stanley Common Stock) pursuant to a registration statement which had been declared effective by the Securities and Exchange Commission for $27 per share (net of underwriting discounts and commissions). This sale generated proceeds of $10,819,413, $93,447, $74,871 and $163,512, respectively.
                                       23

GENERAL INFORMATION


  MLPF&S, and certain of its affiliates perform various financial services for various portfolio companies of the Fund in the ordinary course of business, including investment banking services, broker/dealer services, economic forecasting and pension plan services. In connection therewith, such persons receive various fees, commissions and reimbursements. The aggregate revenue received by such persons during 1997 for providing such services to Managed Companies in which the Fund has a material interest (other than those specifically set forth above or below) was not in excess of $100,000. Furthermore, MLPF&S and its affiliates or investment companies advised by affiliates of MLPF&S may, from time to time, purchase or sell securities issued by portfolio companies of the Fund in connection with their ordinary investment operations.

  The Lee Company typically performs certain management services for managed portfolio companies of the Fund and receives management fees in connection therewith, usually pursuant to written agreements with such companies. Of the total of five managed portfolio companies of the Fund, one paid management fees to the Lee Company (exclusive of reimbursement of expenses) of $220,000 with respect to the year ended December 31, 1997. In addition, certain managed portfolio companies of the Funds have contractual or other relationships pursuant to which they do business with one another.

  Additional coinvestments, investment modifications and follow-on investments are expected to be made by the Lee Affiliates in various investments with the Fund from time to time.

  The Managing General Partner is responsible for the management of the Fund's short-term investments. In placing orders for money market securities, it is the policy of the Managing General Partner to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managing General Partner generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Affiliates of the Fund may not serve as the Fund's dealer in connection with such transactions.

                             ADDITIONAL INFORMATION

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will pay all reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Units.

  Approval of the selection of accountants requires the vote (a) of 67% or more of the Units in the Fund present at the Meeting if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (b) of more than 50% of the outstanding Units, whichever is less. The Individual General Partners and Managing General Partner will be elected if they receive more votes than any other
                                       24
candidate at a meeting at which a majority of the Limited Partners who hold a majority of the outstanding Units are present in person or by proxy. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by officers of the Investment Adviser or the Fund Administrator. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal and will be borne by the Fund.

  The Partnership Agreement provides that the Limited Partners of the Fund are prohibited from exercising certain rights of Limited Partners, including the right to elect General Partners and to approve certain fund matters, unless prior to the exercise of such rights, counsel for the Fund has delivered to the Fund an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the jurisdictions in which the Fund is then formed or qualified, will adversely affect the limited liability of the Limited Partners or will adversely affect the classification of the Fund as a partnership for federal income tax purposes. Counsel to the Fund will deliver an opinion to the Fund with respect to the foregoing. In rendering such opinion, counsel for the Fund may rely as to matters of Delaware law upon the opinion of special Delaware counsel to the Fund.

PROPOSALS OF LIMITED PARTNERS


  Proposals of Limited Partners intended to be presented at the next Annual Meeting of Limited Partners of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by December 31, 1998.

                                                        By Order of the
Individual General Partners



                                                        THOMAS H. LEE
                                                        Individual General
Partner

Dated: April 28, 1998
                                       25

                                                                       EXHIBIT A

                          MEZZANINE INVESTMENTS, L.P.

                                 BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)



ASSETS                                        NOTES

Investments in ML-Lee Acquisition Fund, L.P.          $    917,586
                                                         ---------- ---

Total Assets................................          $    917,586
                                                        ---------------
                                                        ---------------



PARTNERS' CAPITAL

Partners' Capital...........................

General Partner.............................   1,3    $  2,954,288

Limited Partner.............................            (2,036,702 )
                                                         ---------- ---

Total Partners' Capital.....................          $    917,586
                                                        ---------------
                                                        ---------------





                     See Accompanying Notes to Balance Sheet.
                                      A-1

                          MEZZANINE INVESTMENTS, L.P.

                             NOTES TO BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)

1. ORGANIZATION

  Mezzanine Investments, L.P. (the "Managing General Partner") was formed and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on February 1, 1985. The Managing General Partner is a registered investment adviser and the Managing General Partner of MLLee Acquisition Fund, L.P. (the "Fund") and is responsible for supervising the Fund's investments. The Managing General Partner is a limited partnership in which ML Mezzanine Inc. ("ML Mezzanine"), an indirect subsidiary of Merrill Lynch & Co., Inc., acts as the general partner. ML Mezzanine performs the responsibilities of the Managing General Partner with respect to the Fund. The Limited Partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"), which is an affiliate of the Thomas H. Lee Company, a sole proprietorship owned by Thomas H. Lee.

  The Fund has elected to operate as a business development company under the Investment Company Act of 1940. Its primary investment objective is to provide current income and longterm capital appreciation by investing in mezzanine securities usually issued in connection with leveraged acquisitions and recapitalizations of businesses.

2. INVESTMENT IN FUND

  Under the terms of the Amended and Restated Agreement of Limited Partnership of the Fund, as amended (the "Partnership Agreement"), the Managing General Partner on October 19, 1987, admitted additional limited partners to the Fund at the Fund's first closing. The total capital contributions of all such limited partners were $403,383,350, reflecting $132,650 of volume discounts. On November 20, 1987, the Managing General Partner admitted additional limited partners to the Fund at the Fund's second closing. The total capital contributions of all such limited partners were $19,862,000, reflecting $15,000 of volume discounts. On May 20, 1988 the Managing General Partner admitted an additional limited partner to the Fund at the Fund's third closing. The total capital contribution of such limited partner was $49,999,688, reflecting $3,333,312 of volume discounts. On June 15, 1988 the Managing General Partner admitted additional limited partners to the Fund at the Fund's fourth closing. The total capital contributions of all such limited partners were $10,124,720, reflecting $638,280 of volume discounts. As of December 31, 1997, the aggregate capital contributions of all limited partners were $483,369,758, reflecting $4,119,242 of volume discounts. The Managing General Partner has acquired an interest in the Fund in exchange for its cash contributions. The Managing General Partner contributed $4,924,136 to the Fund and will contribute or withdraw cash, if necessary, so that it will maintain a one percent interest in the total capital contributions to the Fund.
                                      A-2

3. CAPITAL REQUIREMENTS

  The General Partner shall remain at all times a net worth at a level that is sufficient to meet all requirements of currently applicable U.S. income tax regulations.

4. CASH DISTRIBUTIONS

  For the year ended December 31, 1997, the Managing General Partner received $701,411 in cash distributions from the Fund. This amount was approved by the Individual General Partners of the Fund throughout the fiscal year and represents 1% of the total cash distributions that were distributed.
                                      A-3

                                                                       EXHIBIT B

                            THOMAS H. LEE ADVISORS I

                                 BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)



ASSETS

Cash.................................    $      1,662
                                            ---------- ---

Total Assets.........................    $      1,662
                                           ---------------
                                           ---------------

BENEFICIARIES' EQUITY


Beneficial Interest..................    $  8,025,000

Retained Deficit.....................      (8,023,338    )
                                            ---------- ---

Total Beneficiaries' Equity..........    $      1,662
                                           ---------------
                                           ---------------





                     See Accompanying Notes to Balance Sheet.
                                      B-1

                            THOMAS H. LEE ADVISORS I

                             NOTES TO BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)

1. ORGANIZATION AND PURPOSE

  Thomas H. Lee Advisors I ("Advisors") is a Massachusetts business trust, previously a Massachusetts corporation formed on March 31, 1987. Advisors serves as the Investment Adviser to ML-Lee Acquisition Fund, L.P. (the "Fund"), and is responsible for the identification, management and liquidation of investments for the Fund. Advisors is a limited partner of Mezzanine Investments, L.P., the Managing General Partner of the Fund. Thomas H. Lee, the majority shareholder of Advisors, is also a General Partner of the Fund. Advisors is a registered investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

  No provision for federal income taxes has been made since the liability for such taxes is that of the stockholders rather than the business trust.

3. RELATED PARTY TRANSACTIONS

  As compensation for its investment advisory services, Advisors receives a quarterly fee from the Fund at the annual rate of 1.0% of assets under management with a minimum annual payment of $1,200,000, subject to adjustment.

  Advisors also receives, from the Managing General Partner, an Incentive Return, after the Limited Partners have received the 10% Priority Return. The Incentive Return will aggregate not more than 20% of the Fundis current income and capital gains.

  Advisors has an agreement with Thomas H. Lee Company, a sole proprietorship owned by Thomas H. Lee, that Thomas H. Lee Company will pay the expenses of identifying, managing and liquidating Fund investments to the extent that these expenses are not paid by the Fund or the portfolio companies.
                                      B-2